UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 13, 2002

                           Gateway Distributors, Ltd.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

             000-27879                           65-0683539
             ---------                           ----------
    (Commission File Number)            (IRS Employer Identification Number)


                        3095 East Patrick Lane, Suite 1,
                          North Las Vegas, Nevada 89120
                    (Address of principal executive offices)

                                 (702) 938-9316
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)







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ITEM 4.           Changes in Registrant's Certifying Accountant

On November 13, 2002, Perrin Fordree & Company P.C. ("Perrin") resigned as Gateway Distributors, Ltd.'s. ("Gateway") auditor effective as of that date. The audit report of Perrin for the two most recent fiscal years of 2000 and 2001 have not contained any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles as discussed in Item 304(a)(ii) of Item 304. Except as noted when there is doubt about it's ability to continue as a going concern." The decision to change accountants was approved by a unanimous consent to action by the Board of Directors of Gateway.

The audit reports of Perrin for the fiscal year 2000 and the most recent fiscal year, 2001, and subsequent interim periods (the "reporting periods") have not contained any disagreements with respect to the accounting or auditing issues as discussed in Item 304(a)(iv) of Regulation S-B. Gateway provided Perrin a copy of this report prior to filing it with the Securities Exchange Commission ("SEC"). Gateway requested that Perrin furnish Gateway with a consent letter stating whether Perrin agrees with the above statements, a copy of which is filed as Exhibit 16(i) to this Form 8-K.

On November 13, 2002, Gateway retained Sellers & Associates P.C., of Henderson, Nevada, ("Sellers"), to be its principal accountant, engaged to audit Gateway's financial statements. This action was taken to replace the Michigan firm of Perrin. Perrin and Gateway have had no disagreements over management practices or accounting policies. The change in auditors becomes effective November 13, 2002. Gateway's Board of Directors approved the engagement of Sellers as the principal accountant.

During Gateway's two most recent fiscal years and subsequent interim period prior to engaging Sellers [new accountants], Gateway (or anyone on its behalf) did not consult with Sellers regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B. Gateway provided Sellers with a copy of this report prior to filing it with the SEC. Gateway requested that Sellers furnish Gateway with a consent letter, addressed to the SEC, stating whether Sellers agrees with the above statements. A copy of that consent letter, dated November 13, 2002, is attached hereto, as Exhibit 16(ii).

ITEM 7. Financial Statements and Exhibits
The following exhibits are included as part of this report:


  Exhibit No.     Page No.    Description
--------------- ------------  -------------------------------------------------

     16(i)           4        Consent letter of Perrin Fordreee & Company, P.C.
                              to change in Accountants

    16(ii)           5        Consent letter of Sellers & Associates, P.C.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 13th day of November, 2002.

                                             Gateway Distributors, Ltd.


                                                /s/ Richard Bailey
                                             ---------------------------------
                                             Richard Bailey, President



















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                         Perrin, Fordree & Company, P.C.
                           901 Wilshire Dr., Suite 400
                              Troy, Michigan, 48084
                               Phone 248-362-3600
                          Certified Public Accountants



                                                                  Exhibit 16(i)



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the change in Gateway Distributors Ltd. ("Gateway") Certifying Accountant as described in Item 4 of Gateway's Form 8-K dated November 13, 2002, filed with the Securities and Exchange Commission. We have read the first and second paragraph of Item 4 and are in agreement with the statements contained therein insofar as they relate to our firm.












/s/ Perrin Fordree & Company, P.C.
__________________________________
Perrin, Fordree & Company, P.C.
Troy, Michigan
November 13, 2002




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                            Sellers & Associates P.C.
                         2050 W. Warm Springs Rd, #1522

                               Henderson, NV 89014

                               Phone: 702-547-6661




                                                                  Exhibit 16(ii)

November 13, 2002

Chief Accountant
Securities and Exchange Commission
450 Fifth Street. N.W.
Washington, D.C. 20549



Re:      Gateway Distributors, Ltd.

         File No. 000-17879

We have read the statements, Gateway Distributors Ltd. will include under Item 4 of the Form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.















Yours truly,

/s/ Sellers & Associates P.C.
_____________________________ =
Sellers & Associates, P.C.

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